UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

KENTUCKY INVESTORS, INC.
(Kentucky Investors, Inc. and Affiliated Companies 401(k) Savings Plan)
(Exact Name of Registrant as Specified in Charter)

Kentucky	0-1999	61-6030333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Capital Avenue, P.O. Box 717, Frankfort, Kentucky		40602-0717
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number - (502) 223-2361

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

On September 19, 2007, Kentucky Investors, Inc. (the "Company"), as plan sponsor, engaged Mountjoy & Bressler, LLP as the independent registered public accounting firm for the Kentucky Investors Inc. and Affiliated Companies 401(k) Savings Plan (the "Plan")  for the year ending December 31, 2007, replacing Ernst & Young LLP ("E&Y").  This action dismisses E&Y as the Plan's independent registered public accounting firm for the year ending December 31, 2007.  The Company's audit committee authorized the engagement of Mountjoy & Bressler, LLP and the dismissal of E&Y.

The reports of E&Y on the financial statements of the Plan as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with its audits of such financial statements as of and for the years ended December 31, 2006 and 2005 and through September 20, 2007, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Plan.

As of and for the years ended December 31, 2006 and 2005 and through September 20, 2007, there were no "reportable events" with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The change in the accounting firm described above pertains only to the financial statements of the Plan and does not affect E&Y's engagement as the independent registered public accounting firm of the Company for its 2007 fiscal year.

The Plan provided a copy of the foregoing disclosures to E&Y and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the aforementioned statements.  A copy of the letter furnished in response to that request is filed as Exhibit 16 to this Form 8-K.

During the years ended December 31, 2006 and 2005 and through September 20, 2007, the Company did not consult with Mountjoy & Bressler, LLP with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)    Exhibits.

Exhibit No.	Description

16	Letter from Ernst & Young LLP, dated September 20, 2007, regarding change in certifying accountant of the Kentucky Investors, Inc. and Affiliated Companies 401(k) Savings Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

KENTUCKY INVESTORS, INC.
(Kentucky Investors, Inc. and Affiliated Companies 401(k) Savings Plan)

Date: September 20, 2007	By:	/s/ Harry Lee Waterfield II
Harry Lee Waterfield II
President & Chief Executive Officer
(Signing on behalf of Kentucky Investors, Inc. as Plan Sponsor of the
Kentucky Investors, Inc. and Affiliated Companies 401(k) Savings Plan)

Date: September 20, 2007	By:	/s/ Raymond L. Carr
Raymond L. Carr
Vice President & Chief Financial Officer
(Signing on behalf of Kentucky Investors, Inc. as Plan Sponsor of the
Kentucky Investors, Inc. and Affiliated Companies 401(k) Savings Plan)

EXHIBITS

Exhibit No.	Description

16	Letter from Ernst & Young LLP, dated September 20, 2007, regarding change in certifying accountant of the Kentucky Investors, Inc. and Affiliated Companies 401(k) Savings Plan.